National Medical Health Card Systems, Inc.
                              26 Harbor Park Drive
                            Port Washington, NY 11050
                               Phone 516/484-4400
                                Fax 516/484-3290




March 30, 1999

Vytra Health Plans Long Island, Inc.
395 N. Service Road
Melville, NY 11747

                  Reference is made to that certain letter agreement dated September 25, 1998 between Vytra Health Plans Long Island, Inc. and National Medical Health Card Systems, Inc. (the "Letter Agreement"). Each of the undersigned hereby agrees that the Letter Agreement shall govern the relationship between the undersigned through December 31, 1999.

                  The parties will continue the process of preparing a more formal agreement.

                  Please acknowledge your agreement to the foregoing by signing a copy of this letter in the space provided below.

                                    Yours truly,

                                    NATIONAL MEDICAL HEALTH CARD IPA, INC.


                                    By:/s/ Bert E. Brodsky
                                       ------------------------
                                       Bert E. Brodsky

Acknowledged and Agreed:

VYTRA HEALTH PLANS LONG ISLAND, INC.

By:/s/ Philip Gandolfo
   ---------------------
   Philip Gandolfo

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.

By:/s/ Bert E. Brodsky
   ---------------------
   Bert E. Brodsky


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